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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

we consent to the inclusion in this registration statement on Form 10-K of our report dated April 11, 1997, on our audit of the financial statements of Virtual Technology Corporation.

                                             /s/Copeland Buhl & Company P.L.L.P.
                                                COPELAND BUHL & COMPANY P.L.L.P.



Minnepolis, Minnesota
April 27, 1999